UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Rue Beauregard, Suite 206, Louisiana 70508

(Address of principal executive offices) (Zip Code)

(337) 269-5933

(Company’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of director

On December 10, 2019, the board of directors (the “Board”) of RedHawk Holdings Corp. (the “Company”) approved the appointment of Charles F. D’Agostino to the Board effective immediately.

Mr. D’Agostino, 70 years of age, is the retired founder and Executive Director of the LSU Innovation Park and the Louisiana Business & Technology Center (“LBTC”) at Louisiana State University and has been actively involved in entrepreneurship, economic development and technology transfer for the last 30 years. While overseeing the LBTC, Mr. D’Agostino directed the five LSU Business Incubators, LSU rural and disaster business counseling programs, and the Louisiana Technology Transfer Office.

Mr. D’Agostino currently serves as vice-chairman of the Board of Trustees of the Baton Rouge General Hospital. Previously, he served on the Board of Directors of the Association of University Research Parks (1999-2005 and 2011-17) and was President from 2015 to 2017. He also served on the board of the National Business Incubation Association from 1991 to 1998.

Mr. D’Agostino received a Bachelor of Science for Arts & Science degree from Louisiana State University with a concentration in Chemistry. In 1972, Mr. D’Agostino also received a Masters of Business Administration degree from Louisiana State University.

Mr. D’Agostino is expected to be actively involved in the Company’s business development activities. He is not expected to serve on any committees of the Board at this time. If the Board decides to add Mr. D’Agostino to any committee, the Company will file an amendment to this Current Report on Form 8-K within four (4) business days thereafter.

There are no arrangements or understandings pursuant to which Mr. D’Agostino was appointed to the Board, and there are no transactions reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933 in connection with Mr. D’Agostino’s appointment.

A copy of the Company’s press release announcing the appointment of Mr. D’Agostino is attached as Exhibit 99.1 to this Form 8-K.

Departure of director

On December 10, 2019, Phillip Harris IV. resigned his position as a member of the Board, effective immediately, to pursue other interests. Mr. Harris’ resignation was not the result of any disagreement with the Company or the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued December 10, 2019

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are all statements other than statements of historical fact. Statements contained in this Current Report on Form 8-K that are not historical facts may be deemed to be forward-looking statements. The words “anticipate,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties. In evaluating forward-looking statements, you should consider the various factors which may cause actual results to differ materially from any forward-looking statements including those listed in the “Risk Factors” section of our latest Annual Report on Form 10-K. Further, the Company may make changes to its business plans that could or will affect its results. Investors are cautioned that the Company will undertake no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2019	RedHawk Holdings Corp.

	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Interim Chief Executive Officer and Chief Financial Officer